UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2005

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (708) 349-3300

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2005, Andrew Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

After the press release, the Company held a conference call and simultaneous webcast in which a presentation was made regarding the Company’s financial results for the quarter ended March 31, 2005. Participants in this presentation were Ralph E. Faison, the Company’s President and Chief Executive Officer and Marty Kittrell, the Company’s Chief Financial Officer. A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The earnings release and transcript contain non-GAAP measures which are defined as a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP).

Below are reconciliations of earnings per share, gross margin, operating income and sales and administrative expense to the most directly comparable GAAP measures:

Dollars in thousands, except per share amounts	Three Months Ended
	March 31,
	2005	2004	Change
Reported GAAP Diluted Net Income Per Share	$0.02	$0.06	$(0.04)
Intangible amortization	0.02	0.04	(0.02)
Restructuring charges	0.00	0.01	(0.01)
Warranty provision	0.07	N/A	0.07
Litigation	0.02	N/A	0.02

Adjusted Diluted Net Income Per Share	$0.13	$0.11	$0.02

		% of		% of
	2005	sales	2004	sales	Change
Reported GAAP Gross Margin	$96,952	20.1%	$110,654	24.7%	$(13,702)
Warranty provision	19,800		0		19,800

Adjusted Gross Margin	$116,752	24.2%	$110,654	24.7%	$6,098

		% of		% of
	2005	sales	2004	sales	Change
Reported GAAP Operating Income	$7,757	1.6%	$18,324	4.1%	$(10,567)
Intangible amortization	5,388		9,851		(4,463)
Restructuring charges	948		2,768		(1,820)
Warranty provision	19,800		0		19,800
Litigation	5,523		0		5,523
(Gain) loss on sale of assets	(1,033)		(1,402)		369

Adjusted Operating Income	$38,383	8.0%	$29,541	6.6%	$8,842

		% of		% of
	2005	sales	2004	sales	Change
Reported GAAP Sales and Administrative Expense	$58,315	12.1%	$52,654	11.8%	$5,661
Litigation	5,523		0		5,523

Adjusted Sales and Administrative Expense	$52,792	11.0%	$52,654	11.8%	$138

The Company excludes a charge for warranty provisions and charges for costs associated with the resolution of outstanding legacy litigation when monitoring and evaluating the ongoing financial results and trends of its business due to the non-recurring nature of these items. The Company believes this information is also useful for investors since excluding these non-recurring items provides important insight into the Company’s ongoing operations.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 28, 2005.

99.2	April 28, 2005 conference call presentation transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: April 28, 2005	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer